UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 12, 2010

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 674-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

RealNetworks, Inc. (“Real” or the “Company”) is filing this current report for the purpose of providing supplemental historical information to reflect its corporate restructuring. As of July 1, 2010, Real reorganized how its businesses and product lines are managed. Real’s financial results for the third quarter ended September 30, 2010, and financial results thereafter will reflect the new corporate reorganization with the following reporting segments: (1) Core Products, which will include financial results from existing and future software as a service offerings of ringback tones, music on demand, video on demand, storefront services and intercarrier messaging; systems integration and professional services; Helix software and licenses for handsets; RadioPass; and SuperPass; (2) Emerging Products, which will include financial results from RealPlayer, including distribution of third party products, advertising and other revenue, and new products and services that will be introduced over time for consumers or enterprise customers; and (3) Games, which will be unchanged and include all games-related financial results, including game sales, subscriptions services, syndication services, advertising-supported games, and mobile and social games. Real will continue to present financial results from its former Music segment on a historical basis only. The Music segment primarily includes financial results and operating performance of Real’s Rhapsody joint venture, which was restructured as of March 31, 2010. As a result of the restructuring, Rhapsody’s results are no longer consolidated with Real’s financial statements for periods after March 31, 2010.

Beginning with the third quarter of 2010, Real also changed how it allocates corporate and shared overhead expenses. Historically, common corporate overhead expenses, including but not limited to finance, legal and headquarters facilities, were allocated to each business segment. Beginning in the third quarter ended September 30, 2010, these shared expenses as well as stock compensation costs will be shown in the aggregate as Corporate expenses and not be reflected in segment results or included in adjusted EBITDA by reporting segment for the business segments described in the preceding paragraph. Only direct business segment expenses, such as research and development, marketing and certain other business shared services, will be reflected in the associated business segment results and included in adjusted EBITDA by reporting segment. Real will continue to utilize adjusted EBITDA by reporting segment as its primary profit measure for its business segments. The changes in the allocation of corporate expenses are designed to help ensure that business segment results will reflect only those items that are directly attributable to that segment’s performance and that shared overhead expenses will be centrally managed to promote focus on and accountability for the overall corporate cost structure.

In order to enable shareholders and investors to become familiar with the new segment reporting structure and the effects of reallocating shared corporate costs as described above, Real is providing historical financial information for the past six quarters that reflect the historical results of its businesses in accordance with the new segments and the new corporate expense presentation. Attached as Exhibit 99.1 to this report are the historical 1) supplemental financial information for each segment, including a product-view breakdown of Core Products segment revenue, 2) segment results of operations for the new reporting segments and 3) adjusted EBITDA and adjusted EBITDA by reporting segment. The historical financial information presented under the new organizational structure does not in any way restate or revise the financial position, results of operations or cash flows of the Company as set forth in any previously reported consolidated balance sheet, consolidated statement of income or consolidated statement of cash flows of the Company.

To supplement RealNetworks’ financial information presented in accordance with GAAP in Exhibit 99.1 attached to this report, the Company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reporting segment, which management believes provide investors with useful information. In the financial information included in Exhibit 99.1 attached to this report, the Company has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reporting segment for the relevant periods. Additional information regarding the inclusion of non-GAAP financial measures in certain of the Company’s public disclosures, including in the financial information included in Exhibit 99.1 attached to this report, is included as Exhibit 99.2 attached to this report.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS: This report contains forward-looking statements that involve risks and uncertainties, including statements regarding changes in Real’s reporting of financial results, including segment results, in future periods. Actual results may differ materially from the results predicted. More information about risk factors that could affect Real’s business and financial results are included in Real’s reports filed with the Securities and Exchange Commission including, but not limited to, its annual report on Form 10-K for the fiscal year ended December 31, 2009, and its quarterly reports on Form 10-Q. All forward looking statements include the assumptions that underlie such statements and are based on management’s estimates, projections and assumptions as of the date hereof. Real assumes no obligation to update any such forward looking statements or information.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Supplementary Financial Information of RealNetworks, Inc., for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009

99.2	Information Regarding Non-GAAP Financial Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/S/ MICHAEL EGGERS
Michael Eggers
Senior Vice President, Chief Financial Officer and Treasurer

Dated: October 12, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Supplementary Financial Information of RealNetworks, Inc., for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009

99.2	Information Regarding Non-GAAP Financial Measures